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                                                                      EXHIBIT 23



         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 33-60457, 33-60459, 33-67128, 33-56913, 33-17552, 33-41660,
         33-19183 and 33-50998 on Forms S-8 and Registration Statement No. 33-56921 on Form S-3 of the Timberland Company of our reports dated February 5, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of The Timberland Company for the year ended December 31, 1996.

         Deloitte & Touche

         Boston, Massachusetts
         March 17, 1997